LORD ABBETT
DEVELOPING GROWTH FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

Lord Abbett Developing Growth Fund, Inc. ("we" or the "Fund"), is a mutual fund with three classes of shares. These classes, called Class A, B and C shares, provide investors with different investment options in purchasing shares of the Fund. See "Purchases" for a description of these choices.

Our investment objective is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter. In pursuing our objective we invest primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. There can be no assurance that our objective will be achieved. Volatile price movement can be expected.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information."

The date of this Prospectus and of the Statement of Additional Information is June 1, 1997.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You also can make inquiries through your broker-dealer.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

        CONTENTS                             PAGE

        1       Investment Objective          2
        2       Fee Table                     2
        3       Financial Highlights          3
        4       How We Invest                 4
        5       Purchases                     5
        6       Shareholder Services         13
        7       Our Management               14
        8       Dividends, Capital Gains
                Distributions and Taxes      15
        9       Redemptions                  16
       10       Performance                  16

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVE

Our investment objective is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

2 FEE TABLE
A summary of the Fund's expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                                               Class A                Class B                                Class C
                                               Shares                 Shares                                 Shares

----------------------------------------------------------------------------------------------------------------------------
  Shareholder Transaction Expenses(1)
  (as a percentage of offering price)
  Maximum Sales Load(2) on Purchases
  (See "Purchases")                            5.75%                  None                                     None

  Deferred Sales Load(2)(See "Purchases")      None                   5% if shares are redeemed              1% if shares
                                                                      before 1st anniversary                 are redeemed
                                                                      of purchase declining                  before the first
                                                                      to 1% before 6th                       anniversary of
                                                                      anniversary and                        purchase
                                                                      eliminated on and
                                                                      after 6th anniversary(3)
----------------------------------------------------------------------------------------------------------------------------
  Annual Fund Operating Expenses(4)
  (as a percentage of average net assets)
  Management Fees (See "Our Management")       0.59%                  0.59%                                 0.59%
  12b-1 Fees (See "Purchases")(1)(2)           0.23%                  1.00%                                 1.00%
  Other Expenses (See "Our Management")        0.29%                  0.29%                                 0.29%
----------------------------------------------------------------------------------------------------------------------------
  Total Operating Expenses                     1.11%                  1.88%                                 1.88%


Example: Assume an annual return of 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses, assuming redemption on the last day of each period indicated.

                          1 year     3 years     5 years     10 years
Class A shares             $68        $91         $115         $185
Class B shares(3)          $68        $88         $120         $200
Class C shares             $29        $59         $102         $220

Example: You would pay the following expenses on the same investment, assuming no redemption.

                          1 year     3 years     5 years     10 years
Class A shares             $68        $91         $115         $185
Class B shares(3)          $19        $59         $102         $200
Class C shares             $19        $59         $102         $220


(1)Although the Fund does not, with respect to the Class B and Class C shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 plans applicable to the Class B and Class C shares of the Fund (both of which pay annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to Class A shares which permits the Fund to pay up to 0.50% in total annual fees, half for service and the other half for distribution. The 12b-1 fee for the Class A shares has been restated to reflect current fees under the recently amended Class A 12b-1 plan.

(2)Sales "load" is referred to as sales "charge," "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A, Class B and Class C shares throughout this Prospectus.

(3)Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

(4)The annual operating expenses shown in the summary have been restated from January 31, 1997 fiscal year amounts to reflect current fees.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.


3 FINANCIAL HIGHLIGHTS

The following financial highlights have been audited by Deloitte & Touche llp, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained upon request.


  Per Class A Share+ Operating                            Year Ended January 31,
--------------------------------------------------------------------------------------------------------------------------

  Performance:                           1997     1996    1995     1994     1993    1992    1991    1990     1989    1988
--------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year    $11.49    $9.58   $10.65  $10.11   $10.86  $7.98   $6.96   $7.19    $6.50   $8.87
  Income from investment operations
  Net investment income (loss)           (.03)    (.02)    (.04)   (.05)    (.02)    .02     .01*    .01*     .03*  (.04)
  Net realized and unrealized
  gain (loss) on securities               3.12     4.80    (.22)    1.62    (.24)   3.28     1.01   (.02)     .66  (1.05)
  Total from investment operations        3.09     4.78    (.26)    1.57    (.26)   3.30     1.02   (.01)     .69  (1.09)
  Distributions
  Dividends from net investment income   -----    -----    -----   -----    (.02)  (.02)    -----   (.03)    -----  -----
  Dividends from net realized gain      (1.78)    (2.87)   (.81)   (1.03)   (.47)  (.40)    -----   (.19)    ----- (1.28)
  Net asset value, end of year          $12.80    $11.49   $9.58   $10.65  $10.11  $10.86   $7.98   $6.96    $7.19  $6.50
--------------------------------------------------------------------------------------------------------------------------
  Total Return**                        28.35%    50.22%  (2.74)%  16.41%  (2.31)% 41.53%  14.66%  (.38)%  10.62% (12.64)%
--------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Expenses                               1.10%     1.03%    1.31%   1.34%   1.31%   1.14%   1.24%   1.13%   1.08%    .92%
  Net investment income (loss)          (.67)%    (.52)%   (.38)%  (.51)%  (.25)%    .26%    .20%    .08%    .37%  (.30)%



                                                   CLASS B SHARES                 CLASS C SHARES
  PER CLASS SHARE OPERATING                        AUGUST 1, 1996*** TO           AUGUST 1, 1996*** TO
  PERFORMANCE:                                     JANUARY 31, 1997               JANUARY 31, 1997
--------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                   $12.14                      $12.14
  INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment loss                                    (.05)                        (.05)
  Net realized and unrealized
  gain on securities                                     2.28                          2.28
  TOTAL FROM INVESTMENT OPERATIONS                       2.23                          2.23
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS
  Dividends from net realized gain                       (1.62)                      (1.62)
  NET ASSET VALUE, END OF PERIOD                         $12.75                      $12.75
---------------------------------------------------------------------------------------------------------
  TOTAL RETURN**                                         19.43%++                    19.43%++
---------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                               .93%++                      .93%++
  Net investment (loss)                                  (.73)%++                     (.73)%++



                                                          Year Ended January 31,
-------------------------------------------------------------------------------------------------------------------------------

 Supplemental Data For All Classes:    1997    1996      1995     1994     1993     1992     1991      1990    1989     1988
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)      $330,358 $197,602  $127,579 $143,693 $151,068 $156,932 $117,786 $119,836 $163,676 $181,401
  Portfolio turnover rate              42.35%   50.12%    17.57%   16.29%   17.22%   12.62%   12.76%   14.57%   20.20%   15.09%
  Average commissions per share
  paid on equity transactions        $   .046 $  .053   $   .059   ------   ------   ------   ------  ------   -------   ------



  +The Fund had only one class of shares prior to August 1, 1996. That class of shares is now designated Class A shares.

 ++Not annualized.

  *Computed by dividing the respective dollar amounts per the Statement of Operations by average shares outstanding.

 **Total return does not consider the effects of front-end or contingent deferred sales charges.

***Commencement of offering Class shares.

    See Notes to Financial Statements.

4 HOW WE INVEST

Our present investment strategy, as developed by Lord, Abbett & Co. ("Lord Abbett"), our investment manager, is based on the four phases of corporate growth. As described below, only the second (or developing growth) phase is characterized by a dramatic rate of growth. We look for companies in that phase and, under normal circumstances, will invest at least 65% of our total assets in securities of such companies. We also may invest in companies which are in their formative phase. Developing growth companies are almost always small, usually young and their shares are generally traded over the counter. Having, in management's view, passed the pitfalls of the formative years, they are now in a position to grow rapidly in their market.

THE FOUR PHASES OF  BUSINESS  GROWTH (as  perceived  by Lord  Abbett)  Phase 1--
Formative: Phase 1 has high risk. It is a formative phase for companies and the perils of infancy take a high toll during these years. Skill of management and growth of revenues and earnings permit some companies to survive and advance into the second phase.

Phase 2 -- Developing Growth: Phase 2 usually is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. We focus on companies which we believe are strongly positioned in this phase. Of course, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated.

Phase 3-- Established Growth: Phase 3 is a time of established growth when competitive forces, regulations and internal bureaucracy often begin to blunt the sharp edge of success in the marketplace.

Phase 4-- Maturity: Phase 4 is a time of maturity when companies ease into a growth pattern that roughly reflects the increase in Gross Domestic Product.

At any given time, there are many hundreds of publicly-traded corporations in the developing growth phase. In choosing among them, we look for special characteristics that will help their growth. These can include a unique product or service for which we foresee a rising demand; a special area of technological expertise; the ability to service a region that is growing faster than average; a competitive advantage or new opportunities in foreign trade or arising from shifts in government priorities and programs; or an ability to take advantage of growth of consumers' discretionary income and demographic changes.

We also look for certain financial charac-teristics such as: at least five years of higher-than-average growth of revenues and earnings per share; higher-than-average returns on equity; the ability to finance growth in the form of a lower-than-average ratio of long-term debt to capital and price/earnings ratios that are below expected growth rates.

We also look for certain characteristics of management in addition to those that are implied by the financial data. We look for management that is well-seasoned and diverse in its talent and that is aggressive enough to seize the opportunities we perceive in each company's future. Finally, we look for management that has demonstrated an ability to manage through a full economic cycle. We do not, however, invest in order to control management.

Securities we consider for our portfolio are analyzed solely on traditional investment fundamentals. We do not select securities based on trends indicated by chartists' technical analyses. In addition to the financial data already mentioned, we evaluate the market for each company's products or services, the strengths and weaknesses of competitors, the availability of raw materials, diversity of product mix, etc. Finally, in assembling our portfolio, we try to diversify our investments. Within the bounds of other criteria, we try to invest in many securities and industries in order to minimize risk.

Up to 10% of our net assets (at the time of investment) may be invested in foreign securities (of the type described above) primarily traded in foreign countries.

Although we have no present plans to change our policies, if we determine that our investment objective can best be achieved by a change in investment policies or strategy, we reserve the right to make such a change without shareholder approval, provided it is not prohibited by our investment restrictions or applicable law. Any material change will first be disclosed in a current prospectus.

There may be times when management believes that economic conditions or general levels of common stock prices are such that it would be advisable, for defensive reasons, to curtail investments in common stocks. During such periods, we may invest a substantial portion of our portfolio in cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government).

We will not change our investment objective without shareholder approval.

RISK FACTORS. An investment in the Fund is not intended as a complete investment program. The Fund will not provide significant income. Moreover, because stocks of developing growth companies entail more risk and have more volatile prices than those of mature companies, the Fund's net asset value per share is likely to experience above-average fluctuations.

Securities markets of foreign countries in which the Fund may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct com-parisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, foreign government controls, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by the Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and, accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund.

PORTFOLIO TURNOVER. The portfolio turnover rate for the fiscal year ended January 31, 1997 was 42.35%, compared to 50.12% for the prior fiscal year.

5 PURCHASES

ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and are likely to have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" defined under "Class A Share Net Asset Value Purchases" below). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a "special retirement wrap program") in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a "special retirement wrap program." Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described under "General" below.

CLASS B SHARES . If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described under "General" below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described under "General" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them for one year.

However, if you plan to invest more than $100,000 for the short term, the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more appropriate than Class C shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C shares. If you are investing $500,000 or more, Class A shares may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, Lord Abbett Distributor normally will not accept purchase orders (i) for Class B shares of $500,000 or more and for Class C shares of $1,000,000 or more from a single investor or (ii) for Class B or C shares (a) from Retirement Plans with at least 100 eligible employees or (b) from special retirement wrap programs.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's rights of accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" for more information about the 12% annual waiver of the CDSC with respect to Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

GENERAL

HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Developing Growth Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000, except for
Invest-A-Matic and Div-Move ($250 initial and $50 subsequent minimum) and Individual Retirement Accounts ($250 minimum). For Retirement Plans there is no minimum initial investment required. See "Shareholder Services." For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

BUYING CLASS A SHARES. The offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted plus a sales charge as follows.

                    Sales Charge as a         Dealer's
                      Percentage of:         Concession
                                                as a          To Compute
                                     Net     Percentage       Offering
                         Offering   Amount   of Offering    Price, Divide
Size of Investment        Price    Invested    Price           NAV by
--------------------------------------------------------------------------
Less than $50,000         5.75%     6.10%       5.00%          .9425
--------------------------------------------------------------------------
$50,000 to $99,999        4.75%     4.99%       4.00%          .9525
--------------------------------------------------------------------------
$100,000 to $249,999      3.75%     3.90%       3.25%          .9625
--------------------------------------------------------------------------
$250,000 to $499,999      2.75%     2.83%       2.25%          .9725
--------------------------------------------------------------------------
$500,000 to $999,999      2.00%     2.04%       1.75%          .9800
--------------------------------------------------------------------------
$1,000,000 or more       No Sales Charge       1.00%+         1.0000
--------------------------------------------------------------------------
  +Authorized   institutions   receive   concessions  on  purchases  made  by  a
  retire-ment plan, pursuant to a special retirement wrap program or by another qualified purchaser within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.

CLASS A SHARE VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett Distributor or the Fund that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Fund with any share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of Lord Abbett Research Fund not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for holdings in GSMMF which are attributable to any shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in any shares of the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class A shares purchased during the period. If not completed, each Class A share purchase will be at the sales charge for the aggregate of the actual share purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

CLASS A SHARE NET ASSET VALUE PURCHASES. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more; (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF;
(c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest; (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs"); (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or

Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund; (f) through Retirement Plans with at least 100 eligible employees and (g) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under a Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

CLASS A RULE 12B-1 PLAN. We have adopted a Class A share Rule 12b-1 Plan (the "A Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Fund and (b) to sell Class A shares of the Fund. Under the A Plan, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Directors, the Board, including a majority of the outside directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from our Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1%, except that the service fee may not exceed 0.15 of 1% in the case of shares sold or attributable to shares sold prior to June 1, 1990 (the "Fee Ceiling").

Under the A Plan, the Board has approved payments by the Fund to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges; (ii) through Retirement Plans with at least 100 eligible employees or (iii) constituting new sales pursuant to a special retirement wrap program and excluding exchanges into the Fund under such a program. In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a satisfactory program for the promotion of such shares comprising a significant percentage of the Class A assets, with a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions."

Under the A Plan, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under that Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Holders of Class A shares on which the 1% sales distribution fee has been paid may be required to pay to the Fund on behalf of its Class A shares a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (Exceptions are made for: (i) redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions and (ii) participant directed redemptions which continue as program investments in another fund participating in a special retirement wrap program.) If the Class A shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Fund's Class A shares by the other fund. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.

Anniversary
of the Day on              Contingent Deferred
Which the Purchase         Sales Charge on
Order Was Accepted         Redemptions
                           (As % of Amount
On              Before     Subject to Charge)
-----------------------------------------------
                1st              5.0%
-----------------------------------------------
1st             2nd              4.0%
-----------------------------------------------
2nd             3rd              3.0%
-----------------------------------------------
3rd             4th              3.0%
-----------------------------------------------
4th             5th              2.0%
-----------------------------------------------
5th             6th              1.0%
-----------------------------------------------
on or after the                     None
6th anniversary

In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.
If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

WAIVER OF CLASS B SALES CHARGES. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.

The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below; (ii) by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions; (iii) in connection with mandatory distributions under 403(b) plans and individual retirement accounts; and (iv) in connection with the death of an individual shareholder (a natural person).

CLASS B RULE 12B-1 PLAN The Fund has adopted a Class B share Rule 12b-1 Plan (the "B Plan") under which the Fund periodically pays (except as to certain accounts for which tracking data is not available) Lord Abbett Distributor (i) an annual service fee of 0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years.

Lord Abbett Distributor uses the service fee to compensate authorized institutions for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the A Plan, described above.

Lord Abbett Distributor pays an up-front payment to authorized institutions totaling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.

Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Fund of part or all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments concerning Class B shares.

The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Fund is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Directors or shareholders to terminate the B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor does not intend to make a profit under  the B  Plan,  the  B  Plan  is  considered  a  compensation  plan  (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

AUTOMATIC CONVERSION OF CLASS B SHARES. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1 Plan. The conversion is based on the relative net asset values of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to

Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or a tax ruling described in "Purchases, Redemptions and Shareholder Services" in the Statement of Additional Information.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% will be deducted from the redemption proceeds. That reimbursement charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the Fund to reimburse it, in whole or in part, for the service and distribution fee payments made by the Fund at the time such shares were sold, as described below.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

CLASS C 12B-1 PLAN. The Fund has adopted a Class C share Rule 12b-1 Plan (the "C Plan") under which (except as to certain accounts for which tracking data is not available) the Fund pays authorized institutions through Lord Abbett Distributor
(1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance.

6 SHAREHOLDER SERVICES

We offer the following shareholder services:

Telephone Exchange Privilege: Shares of any class may be exchanged without a service charge: (a) for shares of the same class of any other Lord Abbett-sponsored fund except for (i) LAEF, LASF and LARF and (ii) certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds").

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"): Except for Retirement Plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account within the same class in any Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of any other fund before investing.

INVEST-A-MATIC : You can make fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

RETIREMENT PLANS: Lord Abbett makes available retirement plan documents including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs and Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans.

HOUSEHOLDING: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All correspondence should be directed to Lord Abbett Developing Growth Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7 OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors with the advice of Lord Abbett. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $22 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and executive and other personnel, pays the remuneration of our officers and our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord

Abbett-sponsored funds having various investment objectives and also advises other investment clients. Stephen J. McGruder, Executive Vice President of the Fund, serves as portfolio manager for the Fund and has done so since he joined Lord Abbett in May 1995. Prior to joining Lord Abbett, Mr. McGruder had served as Vice President of Wafra Investment Advisory Group, a private investment company, since October 1988. Mr. McGruder has over 28 years of experience in the investment business.

Under the Management Agreement, we pay Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended January 31, 1997, the effective fee paid to Lord Abbett as a percentage of average daily net assets was at the annual rate of 0.64%. In addition, we pay all expenses not expressly assumed by Lord Abbett. Our Class A, B and C share ratios of expenses, including management fee expenses, to average net assets for the year ended January 31, 1997 with respect to the Class A shares, and for the period August 1, 1996 through January 31, 1997, with respect to the Class B and C shares were 1.10%, 0.93% and 0.93%, respectively.

THE FUND. The Fund is a diversified open-end management investment company incorporated under Maryland law on August 28, 1978. Our predecessor corporation was organized on July 11, 1973. Its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses.

8 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge.

If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the date on which the dividend is paid.

A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be paid in November and/or February. You may take them in cash or reinvest them in additional shares at net asset value without a sales charge.

Dividends and distributions may be paid in December and/or February. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by the Fund as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation has been proposed that would have the effect of reducing the federal income tax rate on capital gains.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications. We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

9 REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above to redeem shares directly, send your request to Lord Abbett Developing Growth Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accom-panied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three days. The Fund may suspend the right to redeem shares for not more than seven days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds, at the then applicable net asset value of the shares being purchased (i) without the payment of a sales charge or (ii) with reimbursement for the payment of any CDSC. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the dollar amount of the redemption proceeds.
Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

Tax-qualified Plans: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

10 PERFORMANCE

The Fund completed its fiscal year on January 31, 1997 with net asset values of $12.80 per share for the Class A shares and $12.75 per share for both the Class B and Class C shares, respectively.
While the stock market as a whole performed well over the year, the strong performance that the Fund posted over the past 12 months can be attributed to careful stock selection within the small-cap arena. In particular, the Fund benefited from its exposure to select companies in the technology, service, and energy sectors, as well as industrial machinery companies.

The Fund continued to focus on niche companies. Many of these companies, whose expertise in specialty products or services precludes much competition, enjoy a large market share within their industries. Additionally, niche companies are less vulnerable to economic or marketplace trends. As such, companies in the Fund enjoyed steady earnings throughout the year. The Fund seeks to temper the volatility inherent in the small-cap arena through diversity. At the close of the fiscal year, the Fund owned over 120 companies covering 17 different industries.

TOTAL RETURN. Total return for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed discussion of the computation of the Fund's total return.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.
No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of the Class A shares which is shown in the comparison below will be greater than or less than that shown below for Class B and Class C shares based on the differences in sales charges and fees paid by shareholders investing in the different classes. Comparison of change in value of a $10,000 investment in Class A shares of the Fund, assuming reinvestment of all dividends and distributions, to such an investment in the unmanaged Russell 2000 Index.

Comparison of change in value of a $10,000 investment in Class A shares of the Fund, assuming reinvestment of all dividends and distributions, to such an investment in the unmanaged Russell 2000 Index.

                 FUND           FUND AT           RUSSELL
                AT NET          MAXIMUM            2000
DATE         ASSET  VALUE    OFFERING PRICE(1)     INDEX(2)
----         ------------    --------------       -------
1/31/87         10000            9426              10000
1/31/88          8736            8236               8531
1/31/89          9664            9110              10676
1/31/90          9628            9075              10843
1/31/91         11039           10404              10432
1/31/92         15623           14726              15105
1/31/93         15262           14386              17105
1/31/94         17766           16647              20284
1/31/95         17278           16287              19065
1/31/96         25956           24466              24777
1/31/97         33314           31403              29472

                     Average Annual Total Return
                       for Class A Shares(3)
                    1 Year    5 Years    10 Years
                    21.00%    14.98%      12.12%

                     Average Annual Total Return
                       for Class B Shares(4)
                           Life of Class
                         (8/1/96-1/31/97)
                              13.40%

                     Average Annual Total Return
                       for Class C Shares(5)
                           Life of Class
                          (8/1/96-1/31/97)
                              18.20%

(1) Data reflects the deduction of the maximum initial sales charge of 5.75% applicable to Class A shares.

(2) Performance numbers for the unmanaged Russell 2000 Index do not reflect transaction costs or management fees. An investor cannot invest directly in this unmanaged index.

(3) Total return is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending January 31, 1997 using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on August 1, 1996. Performance numbers are not annualized and reflect the deduction of a 5% CDSC.

(5) The Class C shares were first offered on August 1, 1996. Performance numbers are not annualized and reflect the deduction of a 1% CDSC.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

PROSPECTUS 97

JUNE 1, 1997

LORD ABBETT
DEVELOPING GROWTH FUND

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                 JUNE 1, 1997


                                   LORD ABBETT
                          DEVELOPING GROWTH FUND, INC.

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated June 1, 1997.

Lord Abbett Developing Growth Fund, Inc. (sometimes referred to as "we" or the "Fund") was incorporated under Maryland law on August 21, 1978 and its predecessor corporation was organized on July 11, 1973. Our authorized capital stock consists of three classes (A, B and C), $0.01 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further classes may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

         TABLE OF CONTENTS                                        PAGE

1.       Investment Objective and Policies                         2

2.       Directors and Officers                                    5

3.       Investment Advisory and Other Services                    7

4.       Portfolio Transactions                                    8

5.       Purchases, Redemptions and Shareholder Services           9

6.       Past Performance                                         15

7.       Taxes                                                    15

8.       Information About the Fund                               16

9.       Financial Statements                                     17

                                       1.
                        Investment Objective and Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940 ("the Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes,
(iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law; (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry
(excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in securities of other investment companies as defined in the Act, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Funds total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

A repurchase agreement is the purchase and simultaneous commitment to resell a security at a specified time and price. The underlying security is collateral under the agreement. As a matter of operating policy, we will not invest more than 10% of the value of our assets in repurchase agreements maturing in more than seven days.

We did not invest in repurchase agreements or lend portfolio securities during our last fiscal year and have no present intent to do so.

PORTFOLIO TURNOVER RATE. For the fiscal year ended January 31, 1997, our portfolio turnover rate was 42.35% versus 50.12% for the prior fiscal year.

STOCK INDEX FUTURES CONTRACTS. The Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities. Such hedging would be possible if there were an established, regularly-quoted stock index for equities of the character in which we invest and if an active public market were to develop on a stock exchange or board of trade in futures contracts based on such index.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

The public markets for existing stock index futures contracts, such as those using the Standard & Poor's 100 Index and 500 Index traded on the Chicago Mercantile Exchange or those using the New York Stock Exchange Composite Index traded on the New York Stock Exchange ("NYSE"), are active and have developed substantial liquidity and we expect a similar market to develop for stock index futures on a representative group of over-the-counter stocks. The existence of an active market would permit us to close out our position in futures contracts by purchasing an equal and opposite position in the public market. Under futures contracts currently in use, the purchaser would be required to segregate in a separate account, as a good faith deposit, cash or Treasury bills in an amount set by a board of trade or exchange (currently approximately 5% of the contract value). Each day during the contract period we would either pay or receive an amount of cash equal to the daily change in the total value of the contracts. The amount which we may segregate upon entering into a futures contract may not exceed, together with the amounts on deposit under all outstanding contracts, 5% of the value of our total assets, nor may we enter into additional futures contracts if, as a result, the aggregate amount committed under all our open futures contracts would exceed more than one-third of the value of such assets.

There are several risks in connection with the use of futures contracts as a hedging device. One risk is the imperfect correlation between the composition of our portfolio securities and the applicable stock index. If the value of the futures contract moves more than the value of the stock being hedged, we would experience either a loss or a gain on the futures contract which would not be completely offset by movements in the value of the securities which are the subject of the hedge. Another risk is that the value of futures contracts may not correlate perfectly with movement in the stock index due to certain market distortions. Although we will enter into futures contracts strictly to hedge our portfolio or cash positions, other investors use these investment vehicles for other, sometimes more speculative, purposes. At times, excess speculation in the futures market can distort the normal market relationship between the price of the futures contract and the value of the index. If we decide to enter into or close out our futures position during a period of such excess speculation, the hedging strategy will be more or less successful, depending on the direction and amount of this distortion, than otherwise would be the case. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by Lord Abbett may still not result in a successful hedging transaction.

It is possible that, when we sell futures contracts to hedge our portfolio against a decline in the market, the market, as measured by the stock index, may advance while the value of securities held in our portfolio may decline. If this occurs, we will lose money on the futures contracts and also experience a decline in value in our portfolio securities. However, Lord Abbett believes that over time the value of a diversified portfolio will tend to move in the same direction as the market index upon which the futures contracts are based.

Where futures contracts are purchased to hedge against a possible increase in the price of stock before we are able to invest our cash position in stock in an orderly fashion, it is possible that the market may decline instead and we would realize a loss; if we then decide not to invest in stock at that time because of concern as to possible further market decline or for other reasons, we would realize a loss on the futures contract that would be offset, to the extent the cash position had not been invested in stocks being hedged.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such contracts. Although we intend to purchase or sell futures contracts only if an active market has developed and is continuing, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close out a futures position, and in the event of adverse price movements, we would continue to be required to make daily cash payments marking our position to market. However, since futures contracts would have been used to hedge portfolio securities and such securities would not be sold until the futures contracts had been terminated, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

We may incur additional brokerage commissions through entering into futures contracts, although we also can save on commissions by hedging through such contracts rather than through buying or selling individual securities in anticipation of market moves. Successful use by us of futures contracts will depend upon Lord Abbett's ability to predict movements in the direction of the over-the-counter market generally, which requires different skills and techniques than predicting changes in the prices of individual stocks.

To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly- quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

                                       2.
                             Directors and Officers

The following directors are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 52, Chairman and President
E. Wayne Nordberg, age 58, Vice President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television. Formerly President and Chief
Executive Officer of Time Warner Cable Programming, Inc.   Age 55.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 66.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 71.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 59.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett- sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.




                                 FOR THE FISCAL YEAR ENDED JANUARY  31, 1997
         (1)                  (2)                  (3)                    (4)

                                                                      For Year Ended
                                               Equity-Based           December 31, 1996
                                               Benefits Accrued       Total Compensation
                           Aggregate           by the Fund and        Accrued by the Fund and
                           Compensation        Twelve Other Lord      Twelve Other Lord
                           Accrued by          Abbett-sponsored       Abbett-sponsored
NAME OF DIRECTOR           THE FUND1           FUNDS2                 FUNDS3

E. Thayer Bigelow          $832                $11,563                $48,200
Stewart S. Dixon           $806                $22,283                $46,700
John C. Jansing            $806                $28,242                $46,700
C. Alan MacDonald          $837                $29,942                $48,200
Hansel B. Millican, Jr.    $851                $24,499                $49,600
Thomas J. Neff             $816                $15,990                $46,900


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the Fund as of January 31, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $1,892; Mr. Dixon, $50,314; Mr. Jansing, $51,883; Mr. MacDonald, $17,789; Mr.
Millican, $53,269 and Mr. Neff, $53,574. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of January 31, 1997, each would own, the following: Mr. Bigelow, 148 shares; Mr. Dixon, 4,899 shares; Mr. Jansing, 20,760 shares; Mr. McDonald, 1,390 shares; Mr. Millican, 7,521 shares; and Mr. Neff, 8,863 shares.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, have been amended recently to, among other things, enable outside directors to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (renamed the equity-based plans and hereinafter referred to as such). Five of the six outside directors made such an election. Mr. Jansing did not. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1996 with respect to the equity-based plans. These accruals were based on the plans as in effect before the recent amendments and on the fees payable to outside directors of the Fund for the twelve months ended October 31, 1996. Under the recent amendments, the annual retainer was increased to $50,000 and the annual retirement benefits were increased from 80% to 100% of a director's final annual retainer. Thus, if Mr. Jansing were to retire at or after age 72 and the annual retainer payable by the funds were the same as it today, he would receive annual retirement benefits of $50,000.

                                        6


3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1996.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Ms. Foster, Messrs. Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees: Stephen J. McGruder age 53, Executive Vice President, Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 44; Zane E. Brown, age 46; Daniel E. Carper, age 45; Daria L. Foster, age 42; Robert G. Morris, age 52; Robert J. Noelke, age 40; Paul A. Hilstad, age 54 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 55; A. Edward Oberhaus, age 36; Victor W. Pizzolato, age 64; John J. Walsh, age 61, Vice Presidents; and Keith F. O'Connor, age 41, Vice President and Treasurer.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of May 1, 1997, our officers and directors, as a group, owned less than 1% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The ten general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Daria L. Foster, Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000 and .50 of 1% of such assets over $100,000,000. This fee is allocated among Class A, B and C shares based on the classes' proportionate shares of such average daily net assets. For the fiscal years ended January 31, 1997, 1996 and 1995, the management fees paid to Lord Abbett amounted to $1,579,214, $1,098,965 and $897,585, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent accountants of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal  years ended  January 31, 1997,  1996 and 1995,  we paid total
commissions  to  independent  dealers  of  $1,696,590,   $981,015  and  $399,634
respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The maximum offering price of our Class A shares on January 31, 1997 was computed as follows:

 Net asset value per share (net assets divided by
 shares outstanding)............................................$12.80

 Maximum offering price per share (net asset value
 divided by .9425)..............................................$13.58

The net asset value per share for the Class B and Class C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares are sold at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor a New York limited liability company and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                     YEAR ENDED JANUARY 31

                                 1997             1996             1995
                                 ----             ----             ----

Gross sales charge             $2,604,448       $747,825         $109,370

Amount allowed  to dealers     $2,285,132       $679,143         $ 92,501
                               ----------       --------         --------

Net commissions
   received by Lord Abbett     $319,316       $68,682           $ 16,869
                               ========       ========          ========

CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS A, B AND C RULE 12B-1 PLANS. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Fund Classes: the "A Plan", the "B Plan" and the "C Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of shares of each Class, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $605,347 under the A Plan, and for the period August 1, 1996 through January 31, 1997, the amounts of $17,815 and $10,975, under the B and C Plans, respectively. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of the outstanding voting securities of each Class .

CONTINGENT  DEFERRED SALES CHARGES. A Contingent  Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                       Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                  on Redemptions
                                              (As % of Amount Subject to Charge)
Before the 1st...............................................5.0%
On the 1st, before the 2nd...................................4.0%
On the 2nd, before the 3rd...................................3.0%
On the 3rd, before the 4th...................................3.0%
On the 4th, before the 5th...................................2.0%
On the 5th, before the 6th ..................................1.0%
On or after the 6th anniversary..............................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was received.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of an individual shareholder (a natural person). In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period as described in the Prospectus, in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement of Intention is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees and (g) through a special retirement wrap program sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to a participant- directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions of over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans (excluding 401(k) plans). Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the last one, five and ten fiscal year(s) ending on January 31, 1997 were as follows: 21.00%, 14.98% and 12.12%, respectively for the Fund's Class A shares. For the period August 1, 1996 through January 31, 1997, the total return for the Class B and Class C shares of the Fund were 13.40% and 18.20% (not annualized), respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                        7.
                                      Taxes

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time the redemption or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, or redemption of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

As described in the Prospectus under "Risk Factors", the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases shares in certain foreign investment entities, called "PFICs" or "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Fund were to invest in a passive foreign investment company with respect to which the Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Proposed legislation would revise the passive foreign investment company rules in various respects; it is unclear whether and in what form such legislation might be enacted.

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund should qualify for the dividends-received deduction for corporations, to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund share.
                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended January 31, 1997 and the report of Deloitte & Touche LLP, independent accountants, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett
Developing Growth Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.